UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 25, 2011

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2011, the Compensation Committee of the Board of Directors of Celadon Group, Inc., approved restricted stock awards to each of Messrs. William E. Meek, Bart Middleton, and Kenneth Core effectively immediately. The restricted stock award vests one-fourth on each of the first four anniversaries of the grant date, conditioned on continued employment and certain other forfeiture provisions.

The following table sets forth the restricted stock awards.

Name and Position	Shares of Restricted Stock

William E. Meek, Principal Financial Officer, Vice President, and Treasurer	5,000

Bart Middleton, Principal Accounting Officer, Vice President, and Assistant Secretary	3,000

Kenneth Core, Vice President and Secretary	3,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: November 11, 2011	By:	/s/ Paul Will
Paul Will President and Chief Operating Officer